UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 20, 2010

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

California	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Cash Bonus Awards

On January 10, 2010, the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc. (the “NovaBay”), upon the recommendation of NovaBay’s Compensation Committee, established cash bonus payments for the 2009 fiscal year to be paid to NovaBay’s named executive officers (“NEOs”) (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) with respect to the performance of NovaBay and such officers for the fiscal year ended December 31, 2009.

The bonus payments were based on an assessment by the Compensation Committee that the achievement of NovaBay’s corporate performance objectives for the year was 94%. These performance objectives included (i)  the advancement of NovaBay’s clinical development programs, (ii) the establishment and advancement of corporate collaborations, (iii) the timely advancement and expansion of pre-clinical studies, and (iv) the completion of certain corporate development and financial objectives.

 Under the terms of NovaBay’s Bonus Plan, the NEOs are eligible to receive a bonus ranging from zero to 125% of their target bonus based on achievement of corporate and individual performance goals for 2009. The target bonus for Dr. Najafi, NovaBay’s Chairman and Chief Executive Officer, for 2009 is equal to 40% of his base salary. The target bonus for C-level executives and senior vice presidents for 2009 is 30% of their respective base salaries. The 2009 bonuses approved by the Board were as follows:

Name	Title	2009 Bonus
Ramin (“Ron”) Najafi, Ph.D.	Chairman and Chief Executive Officer	$133,856
Thomas J. Paulson	Chief Financial Officer and Treasurer*	$56,400
Behzad Khosrovi, Ph.D.	Chief Alliance Officer and SVP, Product Development**	$53,693

*Mr. Paulson is also eligible to receive additional bonus in the range of $0 to $18,750 based upon his individual performance as determined by Dr. Najafi, which is expected to be completed by February 28, 2010.

**Dr. Khosrovi is also eligible to receive additional bonus in the range of $0 to $17,850 based upon his individual performance as determined by Dr. Najafi, which is expected to be completed by February 28, 2010.

2010 Bonus Structure

Also on January 20, 2010, the Board, upon the recommendation of NovaBay’s Compensation Committee, established the 2010 bonus structure for NovaBay’s named executive officers as follows:

For Dr. Najafi, the 2010 bonus is intended to be calculated as follows:

(40% of base salary at December 31, 2010) x Corporate Performance

For each of Mr. Paulson and Dr. Khosrovi, the 2010 bonus is intended to be calculated as follows:

(30% of base salary at December 31, 2010) x [(0.8 x Corporate Performance) + (0.2 x Individual Performance Multiplier)]

“Corporate Performance” is the percentage determined by adding corporate performance against established goals with respect to research and development (50%), alliance management (25%), new partnerships (15%), and financial performance (10%).  Within each category set forth above:  if a minimum “threshold” is not achieved with respect to the category, 0% of the percentage with respect to that category is assigned; if a minimum “threshold” is achieved with respect to the category, 50% of the percentage with respect to that category is assigned;  if the “target” performance is achieved with respect to the category, 100% of the percentage with respect to that category is assigned; and if “stretch” performance is achieved with respect to the category, 125% of the percentage with respect to that category is assigned.  The resulting percentages are then added together which results in the Corporate Performance value.

“Threshold” goals are established generally at levels that are expected to be attainable if management and NovaBay perform as expected, maintaining and enhancing NovaBay’s business as expected, which includes solid performance by the management team and, as appropriate by category, noteworthy progress on clinical trials, business management and financial management.

“Target” goals are established generally at levels that are expected to be attainable only if superior (meaning substantially in excess of expectations) performance is attained by management and NovaBay, which includes superior performance by the management team and, as appropriate by category, superior progress on clinical trials, business management and financial management.  It is not expected that all of these goals will be met.

“Stretch” goals are established generally at levels that are expected to be attainable only if outstanding (meaning well in excess of expectations, which may also not be attainable due to factors outside of management’s control despite best efforts) performance is attained by management and NovaBay, which includes outstanding performance by the management team and, as appropriate by category, outstanding progress on clinical trials, business management and financial management.  It is extremely unlikely that all of these goals will be met.

“Individual Performance Multiplier” is the percentage determined by the assessment of individual performance, the results of which will result in an Individual Performance Multiplier of 125% (outstanding performance, exceeding objectives), 100% (excellent performance, meeting or exceeding objectives), 75%  (acceptable performance, meeting most objectives) or 0% (less than acceptable performance).

The amount and timing of award payments is at the discretion of the Compensation Committee, and the Compensation Committee can modify the amount of the bonus pool at its discretion, and may defer or cancel awards at its discretion.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2010, the Board amended the following provisions of NovaBay’s bylaws:

1.           Amended Article II, Section 10, to clarify and establish that election of directors is by a plurality vote as opposed to a majority vote;

2.           Amended Article III, Sections 3 and 4 to harmonize these sections with NovaBay’s Articles of Incorporation, which provide that NovaBay has a classified board consisting of three classes of directors;

3.           Amended Article III, Section 6 to state that at the first regular meeting of the board of directors following each annual meeting of shareholders, the board of directors shall meet for the purpose of organization, any desired election of officers, and the transaction of other business.  Previously this provision required that the Board meet immediately following the annual meeting of shareholders for these purposes.

4.           Amended Article III, Section 8 to change the advance notice provision for calling a Board meeting from 48 hours to 24 hours.

Item 9.01. Financial Statements and Exhibits.

Exhibit
NumberDescription

3.2                      Amended and Restated Bylaws of NovaBay Pharmaceuticals, Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated:  January 26, 2010

EXHIBIT INDEX

Exhibit
NumberDescription

3.2                      Amended and Restated Bylaws of NovaBay Pharmaceuticals, Inc., as amended.